TIFF Investment Program (“TIP”)

Supplement dated September 20, 2018

to the TIP Prospectus dated April 30, 2018,

and to the TIFF Multi-Asset Fund Summary Prospectus dated April 30, 2018,

This supplement provides new and additional information to the TIP prospectus dated April 30, 2018, and to the TIFF Multi-Asset Fund summary prospectus dated April 30, 2018. You can find TIP’s prospectus, summary prospectuses, and the statement of additional information, as well as other information about TIP, online at www.tiff.org/prospectusanddisclosures. You may also obtain this information at no charge by calling 800-984-0084 or by sending an e-mail request to info@tiff.org.

The following replaces the information under the heading “Portfolio Management” on page 6 of each prospectus:

Investment Advisor	Portfolio Manager	Title	Has Managed Fund Assets Since

TIFF Advisory Services, Inc.	Jay Willoughby	Chief Investment Officer	2015
	Trevor Graham	Managing Director	2013
	John Sinclair	Managing Director	2018

The following information supplements the section entitled “Biographies of TAS Board Members” on page 20 of the prospectus:

Kim Lew is Vice President and Chief Investment Officer of the Carnegie Corporation of New York. Previously, she was a technology strategist and senior manager overseeing venture capital and buyout investments at the Ford Foundation. Before joining Ford, she worked at Prudential and Chemical Bank. Ms. Lew serves as board chair of the Stevens Cooperative School and is a member of the Investment Committees of Wesleyan University and the American Civil Liberties Union Foundation. She is also a member of the mutual fund board of Ariel Investments and serves on the Steering Committee of the Private Equity Women Investor Network. Ms. Lew is a CFA charterholder.

The following paragraph replaces the paragraph regarding TIFF Advisory Services, Inc. in the Multi-Asset Fund section entitled “Money Manager Fee Arrangements and Portfolio Managers” beginning on page 27 of the prospectus:

TIFF Advisory Services, Inc. (170 N. Radnor Chester Road, Suite 300, Radnor, PA 19087) is compensated based on Multi-Asset Fund’s average daily net assets. The manager receives 0.25% per year on the first $1 billion; 0.23% on the next $1 billion; 0.20% on the next $1 billion; and 0.18% on amounts above $3 billion. Jay Willoughby (Chief Investment Officer of TAS and TIP), who joined TAS in 2015, chairs TAS’s investment committee. Prior to joining TAS, Mr. Willoughby was CIO of the State of Alaska’s roughly $50 billion sovereign wealth fund, the Alaska Permanent Fund Corp. from 2011 − 2015.

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Previously, he was Co-Managing Partner at Ironbound Capital Management and spent nine years with Merrill Lynch Investment Managers LP. Mr. Willoughby is a CFA charterholder. Trevor Graham (Managing Director), who joined TAS in 2012, is a member of the investment committee. Prior to joining TAS, he was a managing director in the Office of Investments at New York-Presbyterian Hospital from 2008 to 2012. Previous to that, Mr. Graham was an investment officer at the Museum of Modern Art in New York. John Sinclair joined TAS in 2018 and is a member of the investment committee. Before joining TAS, he was founder and managing partner and Chief Investment Officer at Infusion Global Partners, an investment firm specializing in multi-strategy funds and global hedge funds, from 2013 through March 2018. Mr. Willoughby has ultimate responsibility for asset allocation, investment decisions, portfolio construction, and the Fixed Income segment for Multi-Asset Fund. Mr. Graham and Mr. Sinclair are responsible for sourcing and recommending money managers and acquired funds within the Equity-Oriented Assets and Diversifying Strategies segments, respectively, of Multi-Asset Fund’s portfolio. Messrs. Willoughby, Graham, and Sinclair consult regularly with TAS’s investment committee.

The following paragraph replaces the paragraph regarding TIFF Advisory Services, Inc. in the Short-Term Fund section entitled “Money Manager Fee Arrangements and Portfolio Managers” on page 28 of the prospectus:

TIFF Advisory Services, Inc. (170 N. Radnor Chester Road, Suite 300, Radnor, PA 19087) is compensated based on Short-Term Fund’s average daily net assets. The manager receives 0.03% per year on the first $1 billion; 0.02% on the next $1 billion; and 0.01% per year on amounts above $2 billion. Jay Willoughby (Chief Investment Officer of TAS and TIP) joined TAS in 2015. Prior to joining TAS, Mr. Willoughby was CIO of the State of Alaska’s roughly $50 billion sovereign wealth fund, the Alaska Permanent Fund Corp. from 2011 – 2015. Previously, he was Co-Managing Partner at Ironbound Capital Management and spent nine years with Merrill Lynch Investment Managers LP. Mr. Willoughby is a CFA charterholder. Jessica Bolster (Portfolio Manager, Investment Analyst and Executing Trader) joined TAS in 2015. Previously, Ms. Bolster served as a trading and investment operations analyst at The Baupost Group from 2014 – 2015, and, prior to that, she worked as an operations analyst and trade operations manager, among other positions, at Geode Capital Management from 2008 -2014. Ms. Bolster is a CFA charterholder. Mr. Willoughby and Ms. Bolster consult regularly with TAS’s investment committee.

The following paragraph replaces similar disclosure in the Wire Transfers section under the heading “Member Information” beginning on page 34 of the prospectus:

Important Information about Wire Transfers.   A member’s bank may impose its own processing fee for outgoing wires (in connection with purchases of fund shares) or incoming wires (in connection with redemptions of fund shares or payment of dividends and capital gains, if applicable). A member’s authorized agent may change the account designated to receive redemption proceeds at any time by written request to TIFF Member Services with a signature guarantee or other evidence of authorization as well as a call back to a second authorized person on the account. Examples of evidence of authorization include a Certificate of Incumbency, Corporate Resolution, or Secretary’s Certificate naming or approving all authorized parties who are able to act on behalf of the organization, with sample signatures for all authorized parties. Further documentation may be required when deemed appropriate by TIFF Member Services.

Please keep this supplement for future reference.

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